UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1: Report to Shareholders

International Discovery Fund	October 31, 2010

The views and opinions in this report were current as of October 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International stocks generated healthy gains during the fund’s fiscal year ended October 31, 2010, as concerns about sovereign debt defaults in Europe and policy tightening in China eased during the past few months. European equity markets were led by strength in Germany and Spain during the past six months. Japan was weak, although strength in the yen trimmed losses for U.S. investors. Stocks of small-capitalization companies generally outperformed large-caps.

Your fund returned 10.94% during the six months ended October 31, 2010, outpacing its primary benchmark, the S&P SmallCap Global ex-U.S. Index, but narrowly lagging its Lipper peer group. Stock selection within industrials and business services was the largest contributor to performance relative to the S&P index, helped by our holdings in Sperian Protection, Multiplus, and Brenntag. Our holdings within consumer discretionary, including Integrated Distribution, Mekonomen, and Minth Group, also aided relative performance. The largest detractor was materials due to both stock selection and an underweight allocation. Regionally, developed Europe and Asia ex Japan were the top relative contributors due to both stock selection and overweight allocations. On an absolute basis, the top contributions came from industrials and business services, consumer discretionary, and financials, while materials, utilities, and energy lagged. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

For the year, the fund gained 21.19%, performing in line with its S&P index and modestly trailing its Lipper average. Stock selection aided performance versus the S&P benchmark while sector allocation detracted. The largest contributor was stock selection in industrials and business services, largely through our holdings in Sperian Protection, Multiplus, and Zodiac Aerospace. As with the six-month period, the primary detractor was materials, where both stock selection and an underweight allocation hurt results. At a regional level, stock selection within developed Europe was the largest contributor, followed by Asia ex Japan. Underweight allocations to Canada and Latin America hampered relative returns. On an absolute basis, the top contributions came from industrials and business services, consumer discretionary, and financials; utilities, energy, and materials lagged.

MARKET REVIEW

Investors entered the most recent six-month period with the European sovereign debt crisis at the front of their minds. Although the issues really pertained to a handful of “peripheral” European markets, the shock waves were truly global: With heightened aversion to risk, there was a sharp widening in yields of the affected European sovereign debts; a collapse in the euro (albeit temporary), and, as the countertrade, a very strong U.S. dollar; and the anticipation of a secondary collapse in the banking market, as core European banks are the largest holders of peripheral sovereign bonds. Although aftershocks emanated elsewhere, it was with decreasing detrimental effect. While we should not underestimate the hardship that the resulting austerity measures in Europe will have on the affected countries, it has become clear that these issues have not translated into an overall weakening global economy. Indeed, gross domestic product (GDP) estimates for the euro zone as a whole were revised up during the third quarter.

Markets consolidated in July and August and then enjoyed very good gains in September and October. The latter months had the characteristics of the “risk on” trade we had witnessed prior to the financial crises—emerging markets, commodities, gold, high yield bonds, and riskier assets in general did well, while the U.S. dollar as the funding currency did badly.

In keeping with this trend, small-capitalization companies did better than the average equity in international markets, providing more exposure to the ascendant consumer in emerging markets and being skewed to more cyclical sectors and away from financial sectors in developed markets. With very few exceptions, small-cap indices outperformed in most countries. Growth stocks tended to do better than value stocks, as evidenced by the performance of your fund’s primary benchmark, the S&P SmallCap Global ex-U.S. Index, which has a growth tilt, compared with the MSCI EAFE Small-Cap Index. As an indicator of the “normalization” of equity markets, we saw a return of capital market activity at both the front end (initial public offerings, or IPOs) and at the back end (acquisitions and takeovers). This was an active period for your fund in both aspects.

PORTFOLIO AND STRATEGY REVIEW

Time brings change; it is the strategy that matters. The first aspect of our strategy is diversification. At the end of the reporting period, we held 226 stocks spread across 34 countries and a broad spectrum of sectors and industries. The second aspect is that we invest in both emerging markets—approximately a 27% weighting at the end of the period—and developed markets. Thirdly, we diversify sovereign, currency, and macroeconomic risks. We are, primarily, growth investors, with the flexibility to buy more value-oriented ideas or special situations on occasion. Above all, we continue with our time-held strategy of identifying the best “franchise” companies—those that we believe have the potential to be multiyear winners and have ideally flown under the radar of the broader market. In many cases, we use weakness in markets to defend and reinforce those positions.

In terms of geographic exposure, there has been little change. Europe ended the period weighted at 47%, as it was six months ago. Pacific ex Japan fell by one percentage point to 26% of assets, but, in an active asset allocation move, we rebalanced the portfolio toward Asian emerging markets in early August as we took advantage of the global sell-off to add to some attractive positions in the region. We also had some notable successes and continued to diversify into the Indonesian market. Our Japanese weighting fell from 16% to 14%, but then again, Japan has become less relevant within our benchmarks. Our Latin American exposure rose from 2% to 3%.

Sector-wise, we made few shifts in our exposures. Consumer discretionary remains our largest allocation at nearly 20% of the fund, but within the sector, we tended to be sellers in developed markets and buyers in the strong developing consumer markets of China, India, Southeast Asia, and Brazil. Information technology is our second-largest sector and our largest active overweight versus the benchmark. Our health care exposure decreased from 11.5% to 9.3%. Health care has continued to disappoint with the low level of new drug approvals and the primary care market under pressure from budget cuts, particularly in Europe.

This has been a period of high capital market activity, both from IPOs and takeovers in the portfolio. Your fund participated in no fewer than nine IPOs during the recent six months. The most meaningful were AutoNavi, a Chinese provider of digital mapping content that rose to a large first-day premium, and Jupiter Fund Management, a U.K. mutual fund provider that went public at an advantageous time for buyers. It has subsequently enjoyed a substantial revaluation as the market recognized its growth characteristics. Demand for these deals in key Asian markets currently far outstrips supply, and we expect liquidity conditions to remain buoyant in these markets.

The return in business confidence and the reopening of the bond markets has resulted in a welcome return of merger and acquisition activity, which is good for our small-cap equity asset class. So far in 2010, portfolio holdings in your fund have been subject to a record seven bids: Sperian Protection (France, bid by Honeywell), Unicharm PetCare (Japan, bid by its parent company), Net Servicos (Brazil, Embratel), Integrated Distribution (Hong Kong, Li & Fung), Sphere Minerals (Australia, Xstrata), BlueBay Asset Management (U.K., RBC), and Wellstream (U.K., bidder unconfirmed). The common element is that these deals involve strategic buyers. We have yet to see the return of private-equity buyers, but when this happens, we expect it will be a further positive.

We continued to invest in some key growth areas, including the smartphone boom. We purchased semiconductor wafer company IQE, which supplies to makers of key components for smartphones, and Carphone Warehouse, a leading European cell phone retailer with a growing presence in the U.S. through its joint venture with Best Buy. In the same area, we realized gains by selling Dialog Semiconductors and ARM Holdings. Other attractive themes we are investing in include online business models and the emerging market consumer. As always, it is the companies themselves that we are particularly interested in—we try to find companies that have sustainable business models in parts of the economy that are growing faster than GDP. If we can buy enough of these businesses early enough or in a contrarian way, then we believe we will have served our shareholders well.

INVESTMENT OUTLOOK

Small-cap companies nearly everywhere have performed well relative to large-caps. In many cases, small-caps have delivered excellent absolute returns, but we believe we are set for further good growth. The combination of low interest rates, strong emerging markets growth, patchy but improving economic growth in developed countries, and gently rising inflation expectations offer a benign economic backdrop, especially relative to the last 24 months. Further, supportive valuations and the high earnings and dividend yields relative to government and corporate bonds mean that small-cap stocks should remain attractive to equity investors and strategic buyers alike.

Thank you for your ongoing support and trust.

Respectfully submitted

Justin Thomson
Lead portfolio manager

November 22, 2010

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Small-Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

S&P SmallCap Global ex-U.S. Index: An index designed to track the performance of smaller companies in developed markets outside the U.S.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡
NET ASSET VALUE					
Beginning of period	$ 35.74	$ 25.10	$ 60.13	$ 48.92	$ 37.31
Investment activities					
Net investment income	0.18	0.26	0.40	0.40	0.36
Net realized and unrealized gain (loss)	7.31	10.75	(29.14)	16.02	11.59
Total from investment activities	7.49	11.01	(28.74)	16.42	11.95
Distributions					
Net investment income	(0.24)	(0.37)	(0.34)	(0.31)	(0.15)
Net realized gain	(0.30)	–	(5.95)	(4.91)	(0.21)
Total distributions	(0.54)	(0.37)	(6.29)	(5.22)	(0.36)
Redemption fees added to paid-in capital	–	–	–	0.01	0.02
NET ASSET VALUE					
End of period	**$ 42.69**	**$ 35.74**	**$ 25.10**	**$ 60.13**	**$ 48.92**
Ratios/Supplemental Data					
Total return(1)	**21.19%**	**44.55%**	**(52.68)%**	**36.67%**	**32.29%**
Ratio of total expenses to average net assets	1.24%	1.29%	1.24%	1.21%	1.24%
Ratio of net investment income to average net assets	0.48%	0.94%	0.92%	0.76%	0.79%
Portfolio turnover rate	54.8%	64.5%	66.7%	67.9%	82.3%
Net assets, end of period (in millions)	$ 2,629	$ 2,101	$ 1,373	$ 3,283	$ 2,096

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 3.0%		
Common Stocks 3.0%		
Austar Communications (1)	17,942,214	17,136
Beach Energy	11,801,896	7,746
Cochlear	200,000	13,913
James Hardie Industries, GDR (1)	1,569,491	8,286
Rex Minerals (1)	1,800,000	4,408
Sims Metal Management	400,000	6,438
Sphere Minerals (1)	3,049,378	7,438
WorleyParsons	600,000	13,488
Total Australia (Cost $78,233)		78,853
AUSTRIA 0.7%		
Common Stocks 0.7%		
Intercell (1)(2)	300,000	7,343
Schoeller Bleckmann Oilfield Equipment (2)	150,000	11,054
Total Austria (Cost $18,031)		18,397
BELGIUM 0.8%		
Common Stocks 0.8%		
Barco (1)(2)	350,000	20,737
Total Belgium (Cost $15,662)		20,737
BRAZIL 3.1%		
Common Stocks 3.1%		
Anhanguera Educacional Participacoes, Equity Units	500,000	9,910
Iguatemi Emp De Shopping	555,000	12,959
Multiplan Empreendimentos	490,000	11,239
Multiplus	1,155,000	19,631
Totvs	150,000	13,850

DENMARK 1.7%

Common Stocks 1.7%		
Ambu	307,581	7,951
NKT Holding	300,000	16,147
Pandora (1)	250,000	12,131
Solar	125,000	8,224
Total Denmark (Cost $39,700)		44,453

EGYPT 0.8%

Common Stocks 0.8%		
EFG Hermes	2,995,000	14,947
Maridive & Oil Services (USD)	2,100,000	6,195
Total Egypt (Cost $27,953)		21,142

FINLAND 1.4%

Common Stocks 1.4%		
Nokian Renkaat (2)	356,394	12,351
Rapala	1,266,804	10,579
Vacon	250,000	13,031
Total Finland (Cost $27,925)		35,961

FRANCE 5.3%

Common Stocks 5.3%		
Alten	195,000	6,512
Cap Gemini (2)	250,000	12,754
EDF Energies Nouvelles	216,204	9,386
Eurofins Scientific (2)	153,790	9,525
Gameloft (1)	2,750,000	17,032
Groupe Steria SCA	375,000	10,107
Meetic	360,000	10,748
Nexity	500,000	22,192

Rexel (1)(2)	1,000,000	18,873
Teleperformance	216,000	6,812
Zodiac Aerospace	200,000	14,118
Total France (Cost $111,133)		138,059

GERMANY 9.3%

Common Stocks 9.0%

Brenntag (1)	284,223	26,642
Centrotherm Photovoltaics (1)	160,000	6,592
Freenet	1,000,000	12,674
Fuchs Petrolub (2)	65,000	8,366
Grenkeleasing (2)	496,351	26,424
Joyou (1)(2)	436,145	6,920
MTU Aero Engines Holding	190,000	11,477
Pfeiffer Vacuum Technology	150,000	14,353
Rational	50,000	11,176
Roth and Rau (1)	450,000	10,591
SGL Carbon (1)(2)	500,000	18,615
Takkt	1,025,269	13,827
Tognum	511,697	12,452
Tom Tailor Holding (1)	504,900	10,717
Wacker Chemie	100,000	20,633
Wirecard (2)	1,570,776	23,458
		234,917

Preferred Stocks 0.3%

Sartorius	307,581	8,776
		8,776
Total Germany (Cost $188,609)		243,693

JAPAN 13.6%

Common Stocks 13.6%

ABC-Mart	297,700	10,098
AEON Credit Service (2)	859,300	9,862
Aeon Mall	336,700	7,878
Arnest One	485,600	5,122
Daicel Chemical Industries	937,000	6,503
Daiichikosho	61,400	1,004
Denki Kagaku Kogyo	1,780,000	7,809
Disco Corporation (2)	105,600	6,105
Dr Ci Labo	1,659	5,884
FamilyMart	279,800	9,904
FP	145,300	8,004
Fuji Oil	348,300	4,994
Hajime Construction (2)	261,600	7,116
Hamamatsu Photonics	174,200	5,618
Hitachi Chemical	352,000	6,522
Hitachi Metals	622,000	7,069
Kakaku.com	1,917	9,242
Koito Manufacturing	513,000	6,695
M3 (2)	1,760	8,027
Matsui Securities	1,177,800	6,656
McDonalds Holdings	475,400	12,037
Megmilk Snow Brand	249,200	4,395
Miraca Holdings	177,800	6,381
Nakanishi	60,700	6,507
NHK Spring	984,000	8,329
Nichi-Iko Pharmaceutical	157,600	5,543
Nihon Kohden	294,100	5,580
Nihon Parkerizing	438,000	5,738
Nippon Kayaku	618,000	5,997
Nissan Chemical Industries	520,000	5,948
Osaka Securities Exchange	2,541	12,754

Rinnai (2)	163,000	9,899
Rohto Pharmaceutical	825,000	10,194
Sankyo-Gunma	256,800	13,654
Sankyu	2,940,000	12,316
Sawai Pharmaceutical (2)	90,600	7,894
Sekisui Chemical	1,335,000	8,471
Stanley Electric	384,800	6,443
Sumitomo Heavy Industries	1,611,000	9,144
Toho Holdings	727,300	10,159
Tokyo Steel	324,700	3,211
Tsumura (2)	259,200	7,954
Ube Industries	2,484,000	6,065
Universal Entertainment	522,900	13,084
Wacom (2)	5,032	5,750
Yamatake (2)	305,600	7,420
Yaskawa Electric	813,000	6,338
Total Japan (Cost $320,312)		357,317

LUXEMBOURG 0.3%

Common Stocks 0.3%

Az Electronic Materials (GBP) (1)	2,150,000	8,765
Total Luxembourg (Cost $8,527)		8,765

MALAYSIA 0.4%

Common Stocks 0.4%

Malayan Cement	4,552,600	11,705
Total Malaysia (Cost $9,395)		11,705

NETHERLANDS 1.1%

Common Stocks 1.1%

Aalberts Industries	1,000,000	18,268

Wimm-Bill-Dann Foods, ADR (USD) (2)	263,000	6,670
Total Russia (Cost $17,328)		9,940

SOUTH KOREA 1.1%

Common Stocks 1.1%

Grand Korea Leisure	449,040	9,138
LG Household & Health Care	39,663	13,218
Taiwoong	153,827	7,683
Total South Korea (Cost $23,047)		30,039

SPAIN 2.7%

Common Stocks 2.7%

Antena 3 Television	750,000	7,662
Baron de Ley (1)	102,527	6,364
Grifols (2)	750,000	12,145
Jazztel (1)(2)	5,000,000	22,965
Laboratorios Farmaceuticos Rovi (2)	1,250,000	9,395
Tecnicas Reunidas	200,000	12,447
Total Spain (Cost $58,437)		70,978

SWEDEN 1.8%

Common Stocks 1.8%

B&B Tools, B Shares	777,799	11,761
Elekta, B Shares	500,000	18,923
Mekonomen (2)	550,000	17,291
Total Sweden (Cost $22,650)		47,975

SWITZERLAND 1.7%

Common Stocks 1.7%

Bachem Holding, Class B (2)	102,527	5,835

Dufry (1)	150,000	17,423
Partners Group Holding	65,000	11,890
Uster Technolgies (1)	374,134	10,664
Total Switzerland (Cost $37,852)		45,812

TAIWAN 2.3%

Common Stocks 2.3%		
FoxConn Technology	2,139,500	6,679
Hotai Motor	4,402,000	12,794
Pacific Hospital Supply	2,053,942	8,586
Synnex Technology International	6,986,169	17,088
Tung Ho Steel Enterprise	16,250,000	15,204
Total Taiwan (Cost $47,463)		60,351

THAILAND 0.9%

Common Stocks 0.9%		
Bangkok Dusit Medical Services	18,107,000	24,310
Total Thailand (Cost $18,495)		24,310

TURKEY 0.6%

Common Stocks 0.6%		
Anadolu Efes Biracilik Ve Malt Sanayii	500,000	7,983
Bank Asya	2,563,173	6,612
Total Turkey (Cost $11,760)		14,595

UNITED ARAB EMIRATES 1.1%

Common Stocks 1.1%		
Air Arabia	45,000,000	10,304
Aldar Properties	12,000,000	8,527
Islamic Arab Insurance (1)	20,505,387	5,918

National Central Cooling	25,631,734	2,826
Shuaa Capital (1)	6,000,000	1,993
Total United Arab Emirates (Cost $72,677)		29,568

UNITED KINGDOM 14.5%

Common Stocks 14.5%

3I Group	3,250,000	15,602
Abcam	405,456	11,175
Bellway	1,092,300	9,346
Betfair (1)	254,100	5,843
Bluebay Asset Management	3,500,000	27,396
Carphone Warehouse (1)	3,000,000	14,638
Ceres Power Holdings (1)	3,693,315	4,838
CPP	2,245,000	9,425
GlobeOp Financial Services	3,003,000	14,688
Great Portland Estates	1,537,904	8,514
GW Pharmaceuticals (1)	3,631,652	5,237
Halfords Group	2,000,000	13,572
Hays	5,000,000	8,853
Hikma Pharmaceuticals	938,995	11,826
Hiscox	1,000,000	5,680
Huntsworth	7,689,520	9,857
Hyder Consulting (5)	2,000,000	12,338
Intermediate Capital	2,957,000	15,295
Intertek	512,635	15,237
IQE (1)(5)	31,000,000	20,738
ITE Group	3,302,536	9,769
Jupiter Fund Management (1)	4,500,000	20,392
Mothercare	750,000	6,315
Paypoint	2,500,000	12,799
Persimmon (1)	1,738,000	9,497
Playtech	3,500,000	25,111
SDL (1)	1,268,073	12,212

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/10	Value 10/31/09
Hyder Consulting	$ 923	$ -	$ 180	$ 12,338	$ *
Infinite Computer Solutions	9,226	-	-	8,023	-
IQE	13,226	-	-	20,738	-
Uster Technologies	-	-	-	*	8,019
YouGov	678	-	-	3,812	*
T. Rowe Price Reserve Investment Fund, 0.26%	¤	¤	239 ^	234,715	203,494
Totals			$ 419	$ 279,626	$ 211,513

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 283,110
Dividend income	419
Interest income	-
Investment income	$ 419
Realized gain (loss) on securities	$ (7,434)
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,303,653)	$ 2,708,955
Receivable for investment securities sold	7,360
Foreign currency (cost $4,655)	4,644
Receivable for shares sold	3,509
Dividends and interest receivable	2,705
Cash	98
Other assets	12,643
Total assets	2,739,914
Liabilities	
Obligation to return securities lending collateral	79,422
Payable for investment securities purchased	14,765
Investment management fees payable	2,308
Payable for shares redeemed	620
Due to affiliates	208
Other liabilities	14,088
Total liabilities	111,411
NET ASSETS	**$ 2,628,503**
Net Assets Consist of:	
Undistributed net investment income	$ 10,341
Accumulated undistributed net realized loss	(207,472)
Net unrealized gain	404,286
Paid-in capital applicable to 61,573,432 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	2,421,348
NET ASSETS	**$ 2,628,503**
NET ASSET VALUE PER SHARE	**$ 42.69**

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 10/31/10
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $2,755)	$	37,759
Securities lending		1,434
Interest		3
Total income		39,196
Expenses		
Investment management		23,915
Shareholder servicing		3,250
Prospectus and shareholder reports		147
Custody and accounting		724
Registration		54
Legal and audit		70
Directors		16
Miscellaneous		69
Total expenses		28,245
Net investment income		10,951
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities (net of foreign taxes of $819)		136,081
Foreign currency transactions		(1,353)
Net realized gain		134,728
Change in net unrealized gain (loss)		
Securities (net of increase in deferred foreign taxes of $914)		304,075
Other assets and liabilities denominated in foreign currencies		332
Change in net unrealized gain		304,407
Net realized and unrealized gain		439,135
INCREASE IN NET ASSETS FROM OPERATIONS	$	450,086

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/10	10/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 10,951	$ 14,369
Net realized gain (loss)	134,728	(315,675)
Change in net unrealized gain	304,407	903,303
Increase in net assets from operations	450,086	601,997
Distributions to shareholders		
Net investment income	(14,157)	(19,947)
Net realized gain	(17,696)	–
Decrease in net assets from distributions	(31,853)	(19,947)
Capital share transactions*		
Shares sold	448,720	399,560
Distributions reinvested	30,014	19,018
Shares redeemed	(370,039)	(272,342)
Redemption fees received	280	223
Increase in net assets from capital share transactions	108,975	146,459
Net Assets		
Increase during period	527,208	728,509
Beginning of period	2,101,295	1,372,786
End of period	**$ 2,628,503**	**$ 2,101,295**
Undistributed net investment income	10,341	13,547
*Share information		
Shares sold	11,935	13,685
Distributions reinvested	811	780
Shares redeemed	(9,970)	(10,355)
Increase in shares outstanding	2,776	4,110

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On May 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of October 29, 2010, the last business day in the fund’s fiscal year ended October 31, 2010. Some foreign markets were open between October 29 and the close of the reporting period on October 31, but any differences in values and foreign exchange rates subsequent to October 29 through October 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2010. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 investments held at October 31, 2010, totaled $0 for the year ended October 31, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2010, approximately 27% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A shares During the year ended October 31, 2010, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price International, Inc. (TRPI), which serves as the registered QFII for all participating T. Rowe Price-sponsored investment companies. Investment decisions related to A shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax will be imposed, accrued taxes are reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On October 31, 2010, the value of loaned securities was $75,478,000 and cash collateral investments totaled $79,422,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,181,643,000 and $1,187,677,000, respectively, for the year ended October 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended October 31, 2010 and October 31, 2009, totaled $31,853,000 and $19,947,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, the realization of unrealized gains/losses on passive foreign investment companies, and capital gains tax for China A shares for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2010, the fund utilized $111,408,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of October 31, 2010, all expire in fiscal 2017.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2010, the fund had deferred tax liability of $1,110,000 attributable to foreign securities and $2,472,000 of foreign capital loss carryforwards, all of which expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2010, expenses incurred pursuant to these service agreements were $145,000 for Price Associates; $1,169,000 for T. Rowe Price Services, Inc.; and $384,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2010, the fund was allocated $16,000 of Spectrum Funds’ expenses, of which $10,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2010, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Discovery Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Discovery Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $17,696,000 from short-term capital gains.

For taxable non-corporate shareholders, $21,829,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $26,672,000 and foreign taxes paid of $1,936,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1991	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price International, Inc.
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, T. Rowe Price (to
2006)

Tak Yai Cheng, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
European Pharmaceuticals and Biotech Analyst,
Bear Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price
International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., T. Rowe
Vice President	Price Global Investment Services Limited, and
T. Rowe Price International, Inc.; formerly Senior
Portfolio Manager, Australian Equities (to 2010),
and Head of Research, Australian Equities
(to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Japanese Financial/Real Estate Sector
Analyst/Portfolio Manager, Citadel Investment
Group, Asia Limited (to 2009); Research Analyst,
Japanese Equities & Sector Fund Portfolio
Manager, Fidelity Investments Japan Limited
(to 2007)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price
International, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank (Hong Kong) (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Fayez Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Assistant Vice President of
Investment Banking, Citigroup Global Markets,
Inc. (to 2005)

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Services,
Inc.; Vice President, T. Rowe Price, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, F&C Asset Management (London)
(to 2006)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Naoto Saito (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	HBK Capital Management (to 2008), student,
Stanford Graduate School of Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price International, Inc.
Vice President

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, London Business School
(to 2008); Associate-Senior Systems Analyst,
Goldman Sachs International (London) (to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly stu-
dent, Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Wenli Zheng (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, University of Chicago
Graduate School of Business (to 2008);
Strategy Consultant, Capgemini (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,429,000 and $2,179,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 17, 2010